SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              _________________

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                      DATE OF REPORT:  SEPTEMBER 30, 1997


   _____________________________CASMYN CORP._____________________________
              (Exact name of registrant as specified in Charter)


   _______________________________COLORADO________________________________
                (State or other jurisdiction of incorporation)

   ________________________________0-14136________________________________
                           (Commission File Number)

   _______________________________84-0987840______________________________
                      (IRS Employer Identification No.)

                         1335 GREG STREET, UNIT #104
                             SPARKS, NEVADA 89431
   ____________________________(702) 331-5524____________________________
        (Address and Telephone Number of Principal Executive Offices)

  __________________________________________________________________________
        (Former name or former address, if changes since last report)

ITEM 2     ACQUISITION AND DISPOSITION OF ASSETS

Effective September 30, 1997, Casmyn Corp. (the "Company") received approximately 7,750,000 shares of the Convertible Preferred Stock (Preferred Shares") of WaterPur International Inc. ("WPUR") from the following transactions (the "Restructuring"). The Company restructured its interest in WPUR through a) the conversion of approximately $4,350,000 of outstanding debt of WPUR (the "WPUR Debt") to approximately 5,000,000 Preferred Shares; and b) the exchange of 5,634,756 common shares of WPUR owned by the Company for 2,817,378 Preferred Shares of WPUR. The exact number of Preferred Shares which could be issuable depends upon the calculation of the exact amount of WPUR Debt which will be determined upon close of the accounting records at September 30, 1997. Each Preferred Share will be entitled to two votes per share, will bear no dividend, will constitute a senior security of WPUR and may be converted by the holder any time after twelve months from the date of distribution into two shares of WPUR Common Stock. All remaining Preferred Shares will be automatically converted into two WPUR common shares on the eighteenth month from the distribution date. The number of Preferred Shares received upon the conversion of the WPUR Debt was based upon the closing market price of WPUR common stock on September 30, 1997. The Restructuring was based upon the advice of independent investment banking firms representing the respective interests of the Company and WPUR.

Also on September 30, 1997, the Company's Board of Directors announced the spin-off to its shareholders of all the approximately 7,750,000
Preferred Shares received by the Company in the Restructuring to the common and preferred shareholders of record of the Company on October 15, 1997.
The Spin-Off will be completed upon satisfaction of all regulatory requirements. Additionally, the Company purchased 150,000 shares of the Company's stock held by WPUR for cash of $5.00 per share, and 22,987 shares of the Company's common stock valued at $5.00 per share were used to offset a portion of the WPUR Debt. These shares have been retired to the Company's treasury.

In addition, WPUR issued the Company warrants to purchase up to 3,300,000 WPUR common shares at a price of $0.75 per share exercisable for a three year period.

Prior to the restructuring discussed above, Casmyn owned approximately 31.2% of the outstanding equity of WPUR. The Company shares officers, personnel and facilities with WPUR and accordingly actual costs related to these officers, personnel and facilities are shared on a pro-rata basis.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Business Acquired

Not Applicable

(b)     Pro Forma Financial Information

The pro forma statements reflect the adjustments set forth in the Notes to the Pro Forma Consolidated Financial Statements.

CASMYN CORP.
Pro-forma Consolidated Balance Sheet
August 31, 1997



                                       AUGUST 31, 1997    ADJUSTMENTS
                                     -----------------  -------------

CURRENT ASSETS:
     Cash and cash equivalents        $      7,153,473   $ 13,041,032  (1) (2)

     Marketable securities                   6,008,018              -
     Accounts receivable, net                1,006,435              -
     Inventories                               824,215              -
     Prepaid expenses and other assets          36,658              -
                                     -----------------  -------------
          TOTAL CURRENT ASSETS              15,028,799     13,041,032
INVESTMENT IN AND ADVANCES TO AFFILIATE      4,325,807     (4,325,807) (2) (3)
                                                                         (4)
PROPERTY AND EQUIPMENT, NET                 18,020,930              -
DUE FROM RELATED PARTIES, NET                  283,612              -
OTHER ASSETS                                   508,289              -
                                     -----------------  -------------
          TOTAL ASSETS                $     38,167,437   $  8,715,225
                                     =================  =============

CURRENT LIABILITIES:
     Accounts payable                 $        494,049   $          -
     Accrued taxes from acquisition            861,831              -
     Accrued liabilities                        13,121        141,489 (5)
     Line of credit                          4,656,332              -
                                     -----------------   ------------
          Total current liabilities          6,025,333        141,489
                                     -----------------  -------------
STOCKHOLDERS' EQUITY:
    Preferred stock, $.10 par value;
       20,000,000 shares authorized;
       1,902,437 and nil shares issued and
       outstanding; liquidation
       preference $34,213,800                 136,855         53,389  (1)
    Common stock, $.04 par value;
       300,000,000 shares authorized;
       13,310,180 shares issued and
       outstanding                            539,327         (6,919) (2)
    Additional paid-in capital             52,575,613     14,570,033  (1) (2)
                                                                     (3)(4)(6)
    Accumulated deficit                   (19,112,237)    (6,042,767)  (1) (4)
                                                                       (5)(6)
    Foreign currency translation
     adjustment                            (1,997,454)             -
       Total Stockholders' Equity          32,142,104      8,573,736
      Total Liabilities and
        Stockholders' Equity         $     38,167,437   $  8,715,225
                                    =================  =============

See Notes to Pro Forma Consolidated Financial Statements

                                                  PRO-FORMA AS ADJUSTED



CURRENT ASSETS:
     Cash and cash equivalents                     $           20,194,505

     Marketable securities                                      6,008,018
     Accounts receivable, net                                   1,006,435
     Inventories                                                  824,215
     Prepaid expenses and other assets                             36,658
                                                  -----------------------
          TOTAL CURRENT ASSETS                                 28,069,831
INVESTMENT IN AND ADVANCES TO AFFILIATE                                 -
PROPERTY AND EQUIPMENT, NET                                    18,020,930
DUE FROM RELATED PARTIES, NET                                     283,612
OTHER ASSETS                                                      508,289
                                                  -----------------------
          TOTAL ASSETS                             $           46,882,662
                                                  =======================

CURRENT LIABILITIES:
     Accounts payable                              $              494,049
     Accrued taxes from acquisition                               861,831
     Accrued liabilities                                          154,610
     Line of credit                                             4,656,332
                                                  -----------------------
          Total current liabilities                             6,166,822
                                                  -----------------------
STOCKHOLDERS' EQUITY:
    Preferred stock, $.10 par value;
       20,000,000 shares authorized;
       1,902,437 shares issued and
       outstanding; liquidation
       preference $34,213,800                                     190,244
    Common stock, $.04 par value;
       300,000,000 shares authorized;
       13,310,180 shares issued and outstanding                   532,408
    Additional paid-in capital                                 67,145,646
    Accumulated deficit                                       (25,155,004)
    Foreign currency translation adjustment                    (1,997,454)
       Total Stockholders' Equity                              40,715,840
      Total Liabilities and Stockholders' Equity   $           46,882,662
                                                  =======================

See Notes to Pro Forma Consolidated Financial Statements


CASMYN CORP.
Pro-forma Consolidated Statement of Earnings
For the Eleven Months Ended August 31, 1997

                                           AUGUST 31, 1197     ADJUSTMENTS
                                           _______________________________

REVENUES:

  Precious Metals                           $   2,928,490    $         -
                                            -------------    -----------
COSTS AND EXPENSES:

 Mineral Operations                             2,747,481              -
 General and administrative expenses            1,851,512              -
 Compensatory stock option expense                 83,085              -
 Professional services                            921,110              -
 Depreciation, depletion and amortization         399,558              -
 Mineral exploration expense                      538,324              -
 Mergers and acquisitions                         180,721              -
                                            -------------   ------------
                                                6,721,791              -
                                            -------------   ------------
LOSS FROM OPERATIONS                           (3,739,301)             -

OTHER INCOME (EXPENSE):
 Equity in net loss of affiliate                 (984,143)             -
 Interest (expense) income, net                   253,565        349,617 (1)
 Gain on sale of investment                       126,000              -
 Other income (expense), net                        8,452              -
                                            -------------   ------------
     OTHER EXPENSE, NET                          (596,126)       349,617
                                            -------------   ------------
NET LOSS                                    $  (4,335,427)  $    349,617
                                            =============   ============

INCOME(LOSS) PER COMMON SHARE:
  Net income (loss)                         $  (4,335,427)  $    349,617
  Less: Dividendss on convertible
          preferred stock                        (495,839)      (141,489) (5)
  Less: Amortization of discount on
          convertible preferred stock            (963,704)    (2,040,022)(1)(6)
                                            -------------   ------------
Net loss applicable to common shares        $  (5,794,970)  $ (1,831,894)
                                            =============   ============

NET LOSS PER COMMON SHARE                   $        (.45)  $       (.15)
                                            =============   ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING                                    12,781,467      (172,987)
                                            =============   ============

See Notes to Pro Forma Consolidated Financial Statements




CASMYN CORP.
Pro-forma Consolidated Statement of Earnings
For the Eleven Months Ended August 31, 1997

                                                       PRO-FORMA AS ADJUSTED


REVENUES:

  Precious metals                                      $            2,928,490
                                                      -----------------------

COSTS AND EXPENSES:

 Mineral operations                                                 2,747,481
 General and administrative expenses                                1,851,512
 Compensatory stock option expense                                     83,085
 Professional services                                                921,110
 Depreciation, depletion and amortization
                                                                      399,558
 Mineral exploration expense                                          538,324
 Mergers and acquisitions                                             180,721
                                                      -----------------------
                                                                    6,721,791
                                                      -----------------------
LOSS FROM OPERATIONS                                               (3,739,301)

OTHER INCOME (EXPENSE):
 Equity in net loss of affiliate                                     (984,143)
 Interest (expense) income, net                                       603,182
 Gain on sale of investment                                           126,000
 Other income (expense), net                                            8,452
                                                      -----------------------
    OTHER EXPENSE, NET                                               (246,509)
                                                      -----------------------
NET LOSS                                               $           (3,985,810)
                                                      =======================

INCOME (LOSS) PER COMMON SHARE:
  Net income (loss)                                    $           (3,985,810)
  Less:  Dividends on convertible preferred stock                  (  637,328)
  Less:  Amortization of discount on convertible
            preferred stock                                        (3,003,726)
                                                      -----------------------
Net loss applicable to common shares                   $           (7,626,864)
                                                      =======================

NET LOSS PER COMMON SHARE                              $                 (.60)
                                                      =======================

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
                                                                   12,608,480
                                                      =======================

See Notes to Pro Forma Consolidated Financial Statements


                                 CASMYN CORP.
             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The pro forma adjustments are as follows:

(1) To record placement of 533,885 shares of Convertible Preferred Stock (the "Casmyn Preferred Stock") on September 2, 1997 resulting in net proceeds of $13,791,032 and amortization of $1,140,172 of the related discount treated as an additional preferred stock dividend. The net proceeds include interest income from April 14, 1997 to September 2,1997 at a rate of 8% per annum. The subscribers to the September 2, 1997 private placement of Casmyn Preferred Stock paid the Company interest from the date of the first placement of the Casmyn Preferred Stock (April 14, 1997) thereby acquiring the same conversion rights as the subscribers of the April placement.

(2) To record the purchase of 150,000 shares of Casmyn Corp. common stock from WaterPur International Inc. (WPUR) at $5.00 per share for $750,000 cash, and to record 22,987 shares of Casmyn Corp. common stock offset against amounts due from WPUR at $5.00 per share. All of the 172,987 shares acquired from WPUR were retired the Company's treasury.

(3) To record the conversion of approximately $4,350,000 due from WPUR and the exchange of 5,634,756 common shares of WPUR with a book value of approximately $50,000, held as an investment by the Company in exchange for approximately 7,750,000 preferred shares (the "WPUR Preferred Stock") of WPUR. Each WPUR preferred share will be entitled to two votes per share, will bear no dividend, will constitute a senior security to WPUR and may be converted by the holder any time after twelve months from the date of
distribution into two shares of WPUR common  stock.    All  remaining  WPUR
preferred shares will be automatically converted into two WPUR common shares on the eighteenth month from the distribution date.

(4) To record the spin-off of 100% of the Company's WPUR preferred stock (approximately 7,750,000 shares) to the Company's shareholders of record at October 15, 1997.

(5) To record the accrual of dividends payable on Casmyn Preferred Stock for the period August 1, 1997 to August 31, 1997.

(6) To record additional discount from the April preferred stock placement of the Casmyn Preferred Stock for the period July 1, 1997 to August 31, 1997.


(c)     Exhibits

None

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                              Casmyn Corp.




                            /s/ Dennis E. Welling
October 15, 1997  By
                           Dennis E. Welling, Controller
                           (Duly Authorized and Principal Accounting Officer)